Commitments, contingencies, and guarantees	12 Months Ended
Mar. 31, 2018
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Commitments, contingencies, and guarantees

29. Commitments, contingencies, and guarantees

In the normal course of business, the Group enters into certain capital commitments and also gives certain financial guarantees.

A. Capital commitments

The Group had significant capital commitments as at March 31, 2017 and March 31, 2018 amounting to ₹ 71,486 million and ₹ 123,157 million ($ 1,892 million) respectively, related primarily to capacity expansion projects, including commitments amounting to ₹ 977 million ($15 million) (previous year ₹ 2,152 million) for its commercial power generation business, ₹ 20,469 million ($ 314 million) (previous year ₹ 24,843 million) for capacity expansion at its aluminium business, ₹ 19,844 million ($ 305 million) (previous year ₹ 15,539 million) for capacity expansion at HZL, ₹ 27,578 million ($ 424 million) (previous year ₹ 14,106 million) at its copper business, ₹ 43,464 million ($ 661 million) (previous year ₹ 1,429 million) for expansion at Cairn and ₹ 10,572 million ($ 162 million) (previous year ₹ 13,354 million) for expansion at BMM.

B. Guarantees

The aggregate amount of indemnities and other guarantees on which the Group does not expect any material losses, was ₹ 22,591 million and ₹ 27,036 ($ 415 million) as at March 31, 2017 and March 31, 2018 respectively.

The Group has given guarantees in the normal course of business as stated below:

•	Guarantees including corporate guarantees on the issuance of customs and excise duty bonds amounting to ₹ 4,391 million and ₹ 6,981 million ($ 107 million) for the import of goods as at March 31, 2017 and March 31, 2018 respectively.

•	Performance bank guarantees amounting to ₹ 4,355 million and ₹ 4,021 million ($ 62 million) as at March 31, 2017 and March 31, 2018 respectively. These guarantees are issued in the normal course of business while bidding for supply contracts or in lieu of advances received from customers. These are contractual guarantees and are enforceable if the terms and conditions of the contracts are not met and the maximum liability on these contracts is the amount mentioned above. The Group does not anticipate any liability on these guarantees.

•	Bank guarantees for securing supplies of materials and services in the normal course of business. The value of these guarantees as at March 31, 2017 and March 31, 2018 was ₹ 5,444 million and ₹ 6,739 million ($ 104 million) respectively. The Group has also given bank guarantees in the normal course of business for an aggregate value of ₹ 953 million and ₹ 1,210 million ($ 19 million) for litigation, against provisional valuation of custom duty and for other liabilities as at March 31, 2017 and March 31, 2018 respectively. The Group does not anticipate any liability on these guarantees.

•	Bank guarantees of ₹ 1,150 million ($ 18 million) has been provided by the Group on behalf of Volcan Investments Limited to Income tax department, India as a collateral in respect of certain tax disputes.

•	Other guarantees including corporate guarantees issued to various agencies, suppliers and government authorities is ₹ 6,298 million and ₹ 6,935 million ($ 107 million) as at March 31, 2017 and March 31, 2018 respectively.

C. Export Obligations

The Indian entities of the Group have export obligations of ₹ 171,647 million and ₹ 123,854 million ($ 1,902 million) as at March 31, 2017 and March 31, 2018 respectively on account of concessional rates of import duty paid on capital goods under the Export Promotion Capital Goods Scheme and under the Advance Licence Scheme for the import of raw material laid down by the Government of India.

In the event of the Group’s inability to meet its obligations, the Group’s liability would be ₹ 16,965 million and ₹ 11,015 million ($ 169 million) as at March 31, 2017 and March 31, 2018 respectively reduced in proportion to actual exports, plus applicable interest.

D. Contingencies

The Group discloses the following legal and tax cases as contingent liabilities.

Erstwhile Cairn India Limited: Income tax

In March 2014, erstwhile Cairn India Limited (referred to as ‘Cairn India’) received a show cause notice from the Indian Tax Authorities (“Tax Authorities”) for not deducting withholding tax on the payments made to Cairn UK Holdings Limited (“CUHL”), for acquiring shares of Cairn India Holdings Limited (“CIHL”), as part of their internal reorganisation. Tax Authorities have stated in the notice that a short-term capital gain has accrued to CUHL on transfer of the shares of CIHL to Cairn India, in the financial year 2006-2007, on which tax should have been withheld by Cairn India. Pursuant to this various replies were filed with the tax authorities.

Cairn India also filed a writ petition before the Delhi High Court wherein it has raised several points for assailing the aforementioned Income tax Authority’s order.

After several hearings, the Income Tax Authority, in March 2015, issued an order holding Cairn India as ‘assessee in default’ and raised a demand totalling ₹ 204,947 million ($ 3,148 million) (including interest of ₹ 102,473 million ($ 1,574 million)). Cairn India had filed an appeal before the First Appellate Authority, Commissioner of Income Tax (Appeals) which vide order dated July 03, 2017 confirmed the tax demand against Cairn India. Cairn India has challenged the Commissioner of Income Tax (Appeals) order before Income Tax Appellate Tribunal (ITAT).

Separately CUHL, on whom the primary liability of tax lies has received an Order from the ITAT holding that the transaction is taxable in view of the clarification made in the Act but also acknowledged that being a retrospective transaction, interest would not be levied. Hence affirming a demand of ₹ 102,474 million ($ 1,574 million) excluding the interest portion that had previously been claimed. The Department is appealing this order.

As a result of the above order from ITAT, the Group now considers the risk in respect of the interest portion of claim to be remote. Further, as per the recent attachment notice received from the Tax Recovery Officer appointed for CUHL, the tax officer has adjusted the dividend of ₹ 6,666 million ($ 102 million) which was due to CUHL and was recovered by the Tax department. Vedanta Limited has further remitted additional dividend of ₹ 4,415 million ($ 68 million) further reducing the principal liability to ₹ 91,393 million ($ 1,404 million). Accordingly, the Group has revised the contingent liability to ₹ 91,393 million ($ 1,404 million).

Additionally, the Tax department has initiated the process of selling the attached CUHL investment in 18,41,25,764 equity shares and 73,65,03,056 preference shares of Vedanta Limited valuing ₹ 58,607 million ($ 900 million) based on the quoted price as at March 31, 2018 out of which Government of India has sold 6,44,67,715 equity shares of Vedanta Limited till July 13, 2018 for the recovery of tax amount.

In the event, the case is finally decided against Cairn India, the potential liability including interest would be ₹ 204,947 million ($ 3,148 million).

Separately but in connection with this litigation, Vedanta Resources Plc has filed a Notice of Claim against the Government of India (‘GOI’) under the UK India Bilateral Investment Treaty (the “BIT”). The International arbitration Tribunal recently passed favourable order on jurisdiction and now the matter would be heard on merits. The Government of India has challenged jurisdiction order of Arbitration Tribunal before the High court of Singapore.

Vedanta Limited: Contractor claim

Shenzhen Shandong Nuclear Power Construction Co. Limited (‘SSNP’) subsequent to terminating the EPC contract invoked arbitration as per the contract alleging non-payment of their dues towards construction of a 210 MW co-generation power plant for the 6 MTPA expansion project, and filed a claim of ₹ 16,420 million ($ 252 million). SSNP also filed a petition under Section 9 of the Arbitration and Conciliation Act, 1996 before the Bombay High Court requesting for interim relief. The Bombay High Court initially dismissed their petition, but on a further appeal by SSNP, the Division Bench of the Bombay High Court directed Vedanta Limited to deposit a bank guarantee for an amount of ₹1,870 million ($ 29 million) as a security, being a prima facie representation of the claim, until arbitration proceedings are completed. Vedanta Limited has deposited a bank guarantee of an equivalent amount. Based on the assessment, the company had booked the liability for ₹ 2,000 million ($ 31 million) in earlier years.

On November 09, 2017, the Arbitral Tribunal has pronounced the award in favor of SSNP for ₹ 2,210 million ($ 34 million) along with the interest and cost of ₹ 1,180 million ($ 18 million) (@ 9% p.a. from date of filing petition, i.e. April 18, 2012). The amount is payable subject to SSNP handing over all the drawings to the company. Given the company was already carrying a part provision it recognized additional liability of ₹ 1,390 million ($ 21 million) including interest and cost making the total liability towards SSNP as ₹ 3,390 million ($ 52 million). The additional amount recognized in the income statement includes ₹ 1,134 million ($ 17 million) which has been presented under finance cost.

The company has challenged the award under section 34 of The Arbitration and Conciliation Act, 1996, which was dismissed. Subsequently, the company has filed an appeal under section 37 of The Arbitration and Conciliation Act, 1996 with the Delhi High Court. The Court has granted a stay subject to deposit of the award amount, which has been complied by the Company. The hearing on the arguments in the matter have been completed and the matter has now been reserved for orders.

Ravva Joint Venture arbitration proceedings: ONGC Carry

Erstwhile Cairn India Limited (referred to as ‘Cairn India’) is involved in a dispute against the Government of India (GOI) relating to the recovery of contractual costs in terms of calculation of payments that the contractor party were required to make in connection with the Ravva field.

The Ravva Production Sharing Contract “PSC” obliges the contractor parties to pay a proportionate share of ONGC’s exploration, development, production and contract costs in consideration for ONGC’s payment of costs related to the construction and other activities it conducted in Ravva prior to the effective date of the Ravva PSC (the ‘‘ONGC Carry’’). The question as to how the ONGC Carry is to be recovered and calculated, along with other issues, was submitted to an international arbitration Tribunal in August 2002 which rendered a decision on the ONGC Carry in favour of the contractor parties whereas four other issues were decided in favour of GOI in October 2004 (“Partial Award”).

The GOI then proceeded to challenge the ONGC Carry decision before the Malaysian courts, as Kuala Lumpur was the seat of the arbitration. The Federal Court of Malaysia which adjudicated the matter on October 11, 2011, upheld the Partial Award. Per the decision of the Arbitral Tribunal, the contractor parties and GOI were required to arrive at a quantification of the sums relatable to each of the issues under the Partial Award.

Pursuant to the decision of the Federal Court, the contractor parties approached the Ministry of Petroleum and Natural Gas (“MoPNG”) to implement the Partial Award while reconciling the statement of accounts as outlined in the Partial Award.

However, MoPNG on July 10, 2014 proceeded to issue a Show Cause Notice alleging that since the partial award has not been enforced, the profit petroleum share of GOI has been short-paid. MoPNG threatened to recover the amount from the sale proceeds payable by the oil marketing companies to the contractor parties. The contractor party replied to the show cause notice taking various legal contentions.

As the Partial Award did not quantify the sums, therefore, contractor parties approached the same Arbitral Tribunal to pass a Final Award in the subject matter since it had retained the jurisdiction to do so. The Arbitral Tribunal was reconstituted and the Final Award was passed in October 2016 in Cairn India’s favour. GOI’s challenge of the Final Award was dismissed by the Malaysian High Court. GOI has challenged the decision before the Court of Appeal,. Further, Cairn India has also filed for the enforcement of the Partial Award and Final Award with Delhi High Court which is scheduled to be heard on September 04, 2018. While Cairn India does not believe the GOI will be successful in its challenge, if the Arbitral Award is reversed and such reversal is binding, Cairn India could be liable for approximately ₹ 4,156 million ($ 64 million) plus interest as at March 31, 2017 and March 31, 2018.

Proceedings related to the Imposition of Entry Tax

The Company along with its other group companies i.e. Bharat Aluminium Company Limited (BALCO) and Hindustan Zinc Limited (HZL) challenged the constitutional validity of the local statutes and related notifications in the states of Chhattisgarh, Odisha and Rajasthan pertaining to the levy of entry tax on the entry of goods brought into the respective states from outside.

Post some contradictory orders of High Courts across India adjudicating on similar challenges, the Supreme Court referred the matters to a nine judge bench. Post a detailed hearing, although the bench rejected the compensatory nature of tax as a ground of challenge, it maintained status quo with respect to all other issues which have been left open for adjudication by regular benches hearing the matters.

Following the order of the nine judge bench, the regular bench of the Supreme Court proceeded with hearing the matters. The regular bench remanded the entry tax matters relating to the issue of discrimination against domestic goods bought from other States to the respective High Courts for final determination but retained the issue of jurisdiction for levy on imported goods, for determination by regular bench of Supreme Court. Following the order of the Supreme Court, the Group filed writ petitions in respective High Courts.

On October 09, 2017, the Supreme Court has held that States have the jurisdiction to levy entry tax on imported goods. With this Supreme Court judgement, imported goods will rank pari-passu with domestic goods for the purpose of levy of Entry tax. Vedanta Limited and its subsidiaries have amended their appeals (writ petitions) in Odisha and Chhattisgarh to include imported goods as well. With respect to Rajasthan, the State Government has filed a counter petition in the Rajasthan High Court, whereby it has admitted that it does not intend to levy the entry tax on imported goods.

The issue pertaining to the levy of entry tax on the movement of goods into a Special Economic Zone (SEZ) remains pending before the Odisha High Court. The Group has challenged the levy of entry tax on any movement of goods into an SEZ based on the definition of ‘local area’ under the Odisha Entry Tax Act which is very clear and does not include an SEZ. In addition, the Government of Odisha further through its SEZ Policy 2015 and the operational guidelines for administration of this policy dated August 22, 2016, exempted the entry tax levy on SEZ operations.

The total claims against Vedanta Limited and its subsidiaries are ₹ 11,274 million and ₹ 12,551 million ($ 193 million) net of provisions made as at March 31, 2017 and March 31, 2018 respectively.

Talwandi Sabo Power Limited (TSPL) : Proceedings related to claim for liquidated damages

TSPL entered into a long term PPA with PSPCL for the supply of power. Due to delays in the fulfilment of certain obligations by PSPCL as per the PPA and force majeure events, there was a delay in completion of the project as per the PPA timelines. TSPL has received notices of claims from PSPCL seeking payment of Liquidated damages (LD) for delay in commissioning of Unit I, II and III totaling to ₹ 9,529 million ($ 146 million) as at March 31, 2017 and March 31, 2018.

During the financial year 2014-15, PSPCL had invoked the Performance Bank Guarantee (PBG) of ₹ 1,500 million to recover the LD on account of delay in Commercial Operation Date (COD). Against the PBG invocation, stay was granted by PSERC and this was later upheld by APTEL as well. The matter was referred to Arbitration by a panel of three Arbitrators. The arbitration proceedings have concluded and the order has been passed on September 18, 2017 in TSPL’s favour. The said claim of ₹ 9,529 million ($ 146 million) was part of contingent liability as at March 31, 2017. However pursuant to the order passed, the claim has been considered to be resolved with no exposure remaining for the company. PSPCL has filed a Sec 34 Application challenging the award.

HZL: Department of Mines and Geology

The Department of Mines and Geology of the State of Rajasthan issued several show cause notices in August, September and October 2006 to HZL, totalling ₹ 3,339 million ($51 million) as at March 31, 2017 and March 31, 2018. These notices alleged unlawful occupation and unauthorised mining of associated minerals other than zinc and lead at HZL’s Rampura Agucha, Rajpura Dariba and Zawar mines in Rajasthan during the period from July 1968 to March 2006. HZL believes it is unlikely that the claim will lead to a future obligation and thus no provision has been made in the financial statements. HZL had filed appeals (writ petitions) in the High Court of Rajasthan in Jodhpur. The High Court restrained the Department of Mines and Geology from undertaking any coercive measures to recover the penalty. Central Government has also been made a party to the case.

BALCO: Challenge against imposition of Energy Development Cess

BALCO challenged the imposition of Energy Development Cess levied on generators and distributors of electrical energy at the rate of 10 paise per unit on the electrical energy sold or supplied before the High Court on the grounds that the Cess is effectively on production and not on consumption or sale since the figures of consumption are not taken into account and the Cess is discriminatory since captive power plants are required to pay @ 10 paise while the State Electricity Board is required to pay @ 5 paise. The High Court of Chhattisgarh by order dated December 15, 2006 declared the provisions imposing ED Cess on CPPs as discriminatory and therefore ultra vires the Constitution. The Group has sought refund of ED Cess paid till March 2006 amounting to ₹ 345 million ($ 5 million).

The State of Chhattisgarh moved an SLP in the Supreme Court and whilst issuing notice has stayed the refund of the Cess already deposited and Supreme Court has also directed the State of Chhattisgarh to raise the bills but no coercive action be taken for recovery for the same. Final argument in this matter started before Supreme Court. In case the Supreme Court overturns the decision of the High Court, Balco would be liable to pay an additional amount of ₹ 5,758 million and ₹ 6,554 million ($ 101 million) as at March 31, 2017 and March 31, 2018 respectively and the company may have to bear a charge of ₹ 6,103 million and ₹ 6,899 million ($ 106 million) as at March 31, 2017 and March 31, 2018 respectively.

South Africa Carry Cost

As part of the farm-in agreement for Block 1, the Group was required to carry its joint venture partner, Petro SA, up to a gross expenditure of US $ 100 million (approximately ₹ 6,511 million) as at March 31, 2017 and March 31, 2018 for a work program including 3D and 2D seismic studies and at least one exploration well. The Group has spent US $ 38 million (approximately ₹ 2,474 million) towards exploration expenditure and a minimum carry of US $ 62 million (approximately ₹ 4,037 million) (including drilling one well) was outstanding at the end of the initial exploration period. The Group had sought an extension for execution of deed for entry into the second renewal phase of the exploration period with a request to maintain status quo of the prior approvals due to uncertainty in the proposed changes in fiscal terms impacting the Group financial interest in the block. The same was granted by the South African authority subject to risk of exploration right getting expired on account of recent High Court judgements. After assessing past judicial precedents followed by independent legal advice, the Company has provided for the requisite damages as applicable under the South African Regulations and obligation for the aforesaid carry cost of US $ 62 million (approximately ₹ 4,037 million) as at March 31, 2017 and March 31, 2018 has been assessed as possible and thus not provided for.

Miscellaneous disputes- Income tax

The Group is involved in various tax disputes amounting to ₹ 63,348 million and ₹ 65,610 million ($ 1,008 million) as at March 31, 2017 and March 31, 2018 respectively relating to Income tax.

These mainly relates to the disallowance of tax holiday for 100% Export Oriented Undertaking under section 10B of the Income Tax Act, 1961, disallowance of tax holiday benefit on production of gas under section 80IB of the Income Tax Act, 1961, tax holiday for undertakings located in certain notified areas under section 80IC of the Income Tax Act, 1961, disallowance of tax holiday benefit for power plants under section 80IA of the Income Tax Act, 1961, on account of depreciation disallowances, disallowance under section 14A of the Income Tax Act and interest thereon which are pending at various appellate levels.

Miscellaneous disputes

The Group is subject to various claims and exposures which arise in the ordinary course of conducting and financing its business from the indirect tax authorities and others. These claims and exposures mostly relate to the assessable values of sales and purchases or to incomplete documentation supporting the companies’ returns or other claims.

The approximate value of claims against the Group companies excluding claims shown above total ₹ 30,909 million and ₹ 36,032 million ($ 553 million) as at March 31, 2017 and March 31, 2018 respectively.

The Group considers that it can take steps such that all the above risks can be mitigated and that there are no significant liabilities arising which are not provided for.

E. Operating Lease commitments

i.	As lessee

Operating leases are in relation to the office premises, office equipment and other assets, some of which are cancellable and some are non-cancellable. There is an escalation clause in the lease agreements during the primary lease period. There are no restrictions imposed by lease arrangements and there are no sub leases. The total of the future minimum lease payments under non-cancellable lease are as follow:

	As at 31 March 2017	As at 31 March 2018	As at 31 March 2018
Particulars	(₹ in million)	(₹ in million)	(US Dollars in million)
Within one year of the balance sheet date	12	39	1
Due in a period between one year and five years	51	50	1
Due after five years	20	11	0
Total	83	100	2

Lease payments recognized as expenses on non-cancellable lease is ₹ 285 million and ₹ 13 million ($ 0 million) during the year ended March 31, 2017 and March 31, 2018 respectively.

ii.	As lessor

TSPL has ascertained that the Power Purchase Agreement (PPA) entered with Punjab State Power Corporation Limited (PSPCL) qualifies to be an operating lease under IAS 17 ‘Leases’. Based on the assessment that the lease payments by PSPCL are subject to variations on account of various factors like availability of coal, water, etc., the management has determined the entire consideration receivable under the PPA relating to recovery of capacity charges towards capital cost to be contingent rent under IAS 17. The contingent rent recognised as revenue in the consolidated statements of profit or loss during the year ended March 31, 2017 and March 31, 2018 is ₹ 12,287 million and ₹ 12,358 million ($ 190.0 million) respectively.

F. Other Matters

i.	During the year ended March 31, 2018, the Group has recognised the reversal of provisions of ₹ 2,913 million ($ 45 million) relating to contribution to the District Mineral Foundation. Effective January 12, 2015, The Mines and Minerals Development and Regulation Act, 1957 prescribed the establishment of the District Mineral Foundation (DMF) in any district affected by mining related operations. The provisions required contribution of an amount equivalent to a percentage of royalty not exceeding one-third thereof, as may be prescribed by the Central Government of India. The rates were prescribed on September 17, 2015 for minerals other than coal, lignite and sand and on October 20, 2015 for coal, lignite and sand as amended on August 31, 2016. The Supreme Court order dated October 13, 2017 has determined the prospective applicability of the contributions from the date of the notification fixing such rate of contribution and hence DMF would be effective;

a) For minerals other than coal, lignite and sand from the date when the rates were prescribed by the Central Government; and;

b) For coal, lignite and sand, DMF would be effective from the date when the rates were prescribed by the Central Government of India or from the date on which the DMF was established by the State Government by a notification, whichever is later.

ii.	Scheme of Amalgamation

The Scheme of Amalgamation and Arrangement amongst Sterlite Energy Limited (‘SEL’), Sterlite Industries (India) Limited (‘Sterlite’), Vedanta Aluminium Limited (‘VAL’), Ekaterina Limited (‘Ekaterina’), Madras Aluminium Company Limited (‘Malco’) and the Company (the “Scheme”) had been sanctioned by the Honourable High Court of Madras and the Honourable High Court of Judicature of Bombay at Goa and was given effect to in the year ended March 31, 2014.

Subsequent to the effectiveness of the Amalgamation and Re-organization Scheme, special leave petitions challenging the orders of the High Court of Bombay at Goa were filed before the Supreme Court of India by the Commissioner of Income Tax, Goa and the Ministry of Corporate Affairs, respectively. The Supreme Court of India has admitted the special leave petitions and the matter is pending for hearing. Further, a creditor and a shareholder have challenged the Amalgamation and Re-organization Scheme in the High Court of Madras. Additionally, the Ministry of Mines, GoI has challenged the Amalgamation and Reorganisation Scheme before the High Court of Madras and the High Court of Bombay, Goa Bench.